UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22779

Nuveen Intermediate Duration Quality Municipal Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 May 2018

Nuveen Municipal Closed-End Funds

Annual Report

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	10

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Shareholder Meeting Report	18

Report of Independent Registered Public Accounting Firm	19

Portfolios of Investments	20

Statement of Assets and Liabilities	49

Statement of Operations	50

Statement of Changes in Net Assets	51

Statement of Cash Flows	52

Financial Highlights	54

Notes to Financial Statements	56

Additional Fund Information	70

Glossary of Terms Used in this Report	71

Reinvest Automatically, Easily and Conveniently	73

Annual Investment Management Agreement Approval Process	74

Board Members & Officers	81

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and Italy’s populist government, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. The U.S. economy is expected to regain momentum, boosted by fiscal stimulus, an easing regulatory environment and above-average consumer confidence. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chairman of the Board
July 23, 2018

Portfolio Managers’ Comments

Nuveen Intermediate Duration Municipal Term Fund (NID)
Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, Timothy T. Ryan, CFA, Steven M. Hlavin and Daniel J. Close, CFA, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these two Nuveen Funds. John, Tim and Steve have managed NID since its inception in December 2012 and Dan has managed NIQ since its inception in February 2013.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2018?

After hovering near an annual pace of 3% for most of the reporting period, U.S. gross domestic product (GDP) growth cooled to 2.2% in the first quarter of 2018, according to the Bureau of Economic Analysis “second” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. A beginning-of-the-year slowdown was expected given the seasonal trend of slower first quarter growth seen over the past few years and the delayed impact of tax cuts on workers’ paychecks.

Nevertheless, consumer spending, boosted by employment and wage gains, continued to drive the economy. The Atlantic coast hurricanes in September and October temporarily weakened shopping and dining out activity, but rebuilding efforts had a positive impact on the economy. Although business investment slowed in early 2018 from the gains seen in the second half of 2017, business sentiment remained strong and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in May 2018 from 4.3% in May 2017 and job gains averaged around 196,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. Although the January jobs report revealed an unexpected pick-up in wages, the trend moderated in subsequent months. The Consumer Price Index (CPI) increased 2.8% over the twelve-month reporting period ended May 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

The housing market also continued to improve with low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.4% annual gain in April 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.2% and 6.6%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018 (after the close of the reporting period), was the seventh rate hike since December 2015. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting. The markets also continued to react to geopolitical news. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, opening the door to the next round of negotiation dealing with trade and security issues. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump decided to withdraw from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April, while the U.S. and North Korea broadcast mixed messages about a summit scheduled for June but ultimately met as planned (after the close of the reporting period).

Municipal bonds recorded a small gain in the reporting period. Optimism about the economy was favorable for credit conditions but also drove interest rates higher, which weighed on bond prices. But, with inflation moving only incrementally higher, the increase in long-term interest rates was less dramatic than feared.

Along with the overall economic outlook, tax reform was a significant market driver for municipal bonds in this reporting period. Early drafts of the tax bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.

The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20 to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.

Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $400.3 billion in this reporting period, an 8.0% drop from the issuance for the twelve-month reporting period ended May 31, 2017. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates moved higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions, the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows steadily increased in 2017 overall.

What key strategies were used to manage these Funds during the twelve-month reporting period ended May 31, 2018?

Interest rates rose during the reporting period as the economy maintained steady growth. Yields on the short end of the yield curve experienced a larger move, as the Fed continued to gradually raise its benchmark interest rate. Yields on the longer end of the curve increased by a smaller amount, restrained by relatively tame inflation readings. As a result, the yield curve flattened over the reporting period.

In this environment, our trading activity continued to focus on pursuing the Funds’ investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. The Funds’ positioning emphasized intermediate maturities, lower-rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds.

Call activity in NID provided ample cash for new purchases during the reporting period. Two notable positions called during the reporting period were New Jersey tobacco settlement bonds and Jefferson County (Alabama) Schools. We reinvested the proceeds across a diverse range of sectors. We added to Chicago-related bonds and Illinois general obligation (GO) bonds. The Illinois GOs were attractively priced when credit spreads widened after new supply came to market in the fourth quarter of 2017. We also bought a new issue for the American Dream Meadowlands Project, a new mega-mall shopping and entertainment complex currently under construction in New Jersey, which we believed were undervalued by the marketplace relative to their long-term potential. NID also bought Guam Section 30 Revenue Bonds, which are secured by the income tax revenue collected from U.S. military personnel living on the island and added to the transportation sector with bonds issued for Delta Airlines. We also took advantage of opportunities to swap some of NID’s tobacco settlement bonds, trading lower coupon structures for higher coupon structures when market conditions were favorable to do so. Additionally, using a strategy known as a tax loss swap, we sold some bonds at a loss to harvest a tax loss that can be used to offset future capital gains, and bought similarly structured, higher yielding bonds to increase the Fund’s income distribution capabilities.

NIQ also funded substantially all of its buying during the reporting period with the proceeds from called and maturing bonds. We also sold Ohio Valley Electric Corp. bonds due to a deteriorating credit outlook. In addition to our purchases in the first half of the reporting period (discussed in the Fund’s semiannual report commentary dated November 30, 2017), we bought three public utilities issues, a water and sewer credit, a health care bond and an “other” revenue bond in the latter half of the reporting period. These additions were intermediate grade credits. Like NID, NIQ had New Jersey tobacco settlement bonds called during the reporting period, and we bought some of the replacement bonds to maintain the Fund’s tobacco exposure. NIQ also did a tax loss swap transaction during the reporting period.

As of May 31, 2018, both of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NID also used duration shortening forward interest rate swaps to help maintain the Funds’ ten-year maximum

Portfolio Managers’ Comments (continued)

duration mandate. The interest rate swaps did not meaningfully impact performance, and we reduced the position during the reporting period as less duration hedging was needed to maintain the Fund’s target range.

How did NID and NIQ perform during the twelve-month reporting period ended May 31, 2018?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and since-inception periods ended May 31, 2018. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index.

For the twelve months ended May 31, 2018, the total returns at common share NAV for NID outperformed the returns for the S&P Intermediate Duration Municipal Yield Index and the S&P Municipal Bond Index, while NIQ outperformed the S&P Municipal Bond Intermediate Index and underperformed the S&P Municipal Bond Index.

The main factors influencing the Funds’ relative performance during this reporting period were duration and yield curve positioning, ratings allocations, sector positioning and credit selection. In addition, the use of regulatory leverage was an important factor affecting the performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Duration and yield curve positioning were favorable to the Funds’ performance in this reporting period. NID’s duration profile was slightly longer than that of the benchmark and the Fund was positioned for a flattening yield curve, and both positioning strategies were beneficial to relative performance. For NIQ, an overweight to the shortest end of the yield curve (zero to two years) was advantageous to performance, but the relative gain was partially diminished by an underweight to the 8- to 10-year segment of the yield curve, which detracted.

Credit ratings allocations were also positive for the two Funds’ performance. The outperformance of lower rated bonds relative to high grade (AAA and AA rated) bonds buoyed the Funds’ bias toward lower rated, higher yielding bonds. NID was most helped by its exposures to below investment grade and non-rated bonds, which significantly outperformed in this reporting period. NIQ’s overweight allocations to single-A, BBB and below investment grade rated bonds drove relative gains, as did an underweight to AAA and AA rated bonds.

Sector positioning had a minimal influence on the Funds’ relative performance in this reporting period. For NID, the impact was neutral. NIQ benefited from exposure to the dedicated tax sector but an overweight to the public power sector detracted, resulting in an overall mildly positive contribution from the Fund’s sector allocations.

Individual credit selection was a positive driver of performance. The top performing positions in NID were bonds issued for Chicago Board of Education and FirstEnergy, as well as our holdings in tobacco settlement bonds. FirstEnergy Solutions bonds rebounded in response to a negotiated agreement between bondholders of FirstEnergy Solutions and FirstEnergy Corp. that involves having FirstEnergy Corp. taking on liabilities of FirstEnergy Solutions, contributing cash and providing bondholders of FirstEnergy Solutions notes guaranteed by FirstEnergy Corp. FirstEnergy Corp. is rated BBB-/Baa3. NIQ’s selections in lower quality and longer duration bonds generally outperformed, especially tobacco bonds, Illinois GOs and gas prepay bonds, while holdings in higher grade and/or shorter duration bonds lagged on a relative basis.

An Update on FirstEnergy Solutions Corp.

FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen is included, entered into an “Agreement in Principal” with FirstEnergy Solutions’ parent, FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.

In terms of FirstEnergy holdings, shareholders should note that NID had 2.58% and NIQ had 0.63% exposure, which was a mix of unsecured and secured holdings.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

Leverage from issuance of preferred shares had a positive impact on the performance of the Funds over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the performance of the Funds over the reporting period.

As of May 31, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NID	NIQ
Effective Leverage*	36.76%	36.60%
Regulatory Leverage*	21.51%	23.51%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of May 31, 2018, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NID	$175,000,000	$—	$175,000,000
NIQ	$55,000,000	$—	$55,000,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on preferred shares and each Funds’ respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of May 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NID	NIQ
June 2017	$0.0530	$0.0415
July	0.0530	0.0415
August	0.0530	0.0415
September	0.0530	0.0390
October	0.0530	0.0390
November	0.0530	0.0390
December	0.0500	0.0370
January	0.0500	0.0370
February	0.0500	0.0370
March	0.0470	0.0345
April	0.0470	0.0345
May 2018	0.0470	0.0345
Total Monthly Per Share Distributions	$0.6090	$0.4560
Ordinary Income Distribution*	$0.0060	$0.0010
Total Distributions from Net Investment Income	$0.6150	$0.4570
Yields
Market Yield**	4.49%	3.31%
Taxable-Equivalent Yield**	5.91%	4.36%

*	Distribution paid in December 2017.
**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 24.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

Common Share Information (continued)

As of May 31, 2018, the Funds had positive UNII balances for tax purposes. NID had a positive UNII balance while NIQ had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of May 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NID	NIQ
Common shares cumulatively repurchased and retired	—	—
Common shares authorized for repurchase	4,690,000	1,310,000

OTHER COMMON SHARE INFORMATION

As of May 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NID	NIQ
Common share NAV	$13.61	$13.66
Common share price	$12.57	$12.52
Premium/(Discount) to NAV	(7.64)%	(8.35)%
12-month average premium/(discount) to NAV	(4.93)%	(6.56)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Intermediate Duration Municipal Term Fund (NID)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and inverse floater risk, see the Fund’s web page at www.nuveen.com/NID.

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and inverse floater risk, see the Fund’s web page at www.nuveen.com/NIQ.

NID	Nuveen Intermediate Duration Municipal
Term Fund
Performance Overview and Holding Summaries as of May 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2018

	Average Annual
			Since
	1-Year	5-Year	Inception
NID at Common Share NAV	3.75%	4.34%	3.86%
NID at Common Share Price	(1.56)%	4.64%	1.83%
S&P Intermediate Duration Municipal Yield Index	3.43%	3.53%	3.58%
S&P Municipal Bond Index	1.26%	2.94%	2.51%

Since inception returns are from 12/05/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	126.8%
Other Assets Less Liabilities	2.4%
Net Assets Plus Floating Rate Obligations & AMTP Shares, net of deferred offering costs	129.2%
Floating Rate Obligations	(1.8)%
AMTP Shares, net of deferred offering costs	(27.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.1%
AAA	0.1%
AA	21.5%
A	15.5%
BBB	19.5%
BB or Lower	20.4%
N/R (not rated)	16.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.2%
Health Care	11.6%
Tax Obligation/General	9.5%
Transportation	8.8%
Utilities	7.7%
Education and Civic Organizations	7.6%
Industrials	7.5%
Consumer Staples	7.2%
U.S. Guaranteed	6.6%
Other	10.3%
Total	100%

States and Territories
(as a % of total investments)
Illinois	16.5%
California	7.4%
Florida	7.3%
Ohio	6.4%
New York	6.3%
Michigan	5.8%
New Jersey	5.5%
Pennsylvania	5.5%
Texas	5.2%
Colorado	3.2%
Guam	2.8%
Indiana	2.5%
Wisconsin	2.5%
Washington	2.2%
Iowa	1.9%
Other	19.0%
Total	100%

NIQ	Nuveen Intermediate Duration Quality
Municipal Term Fund
Performance Overview and Holding Summaries as of May 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2018

	Average Annual
			Since
	1-Year	5-Year	Inception
NIQ at Common Share NAV	1.21%	3.35%	3.01%
NIQ at Common Share Price	(1.37)%	3.45%	0.76%
S&P Municipal Bond Intermediate Index	0.39%	2.64%	2.44%
S&P Municipal Bond Index	1.26%	2.94%	2.72%

Since inception returns are from 2/07/13. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	132.2%
Short-Term Municipal Bonds	1.5%
Other Assets Less Liabilities	(3.0)%
Net Assets Plus AMTP Shares, net of deferred offering costs	130.7%
AMTP Shares, net of deferred offering costs	(30.7)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	14.5%
AAA	1.4%
AA	29.9%
A	27.7%
BBB	17.1%
BB or Lower	5.3%
N/R (not rated)	4.1%
Total	100%

Portfolio Composition
(% of total investments)
Utilities	20.8%
Transportation	13.5%
Tax Obligation/Limited	12.0%
Health Care	12.0%
Education and Civic Organizations	11.8%
U.S. Guaranteed	11.2%
Water and Sewer	6.7%
Tax Obligation/General	6.3%
Other	5.7%
Total	100%

States and Territories
(as a% of total investments)
California	12.4%
Illinois	9.5%
Florida	7.9%
Texas	7.7%
Colorado	7.5%
Tennessee	6.0%
Michigan	4.3%
New Jersey	4.1%
Ohio	3.5%
New York	3.2%
Pennsylvania	3.0%
Alabama	2.9%
Kentucky	2.0%
Maine	1.9%
South Carolina	1.8%
Utah	1.8%
Missouri	1.5%
Other	19.0%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for NID and NIQ; at this meeting the shareholders were asked to elect Board Members.

	NID		NIQ
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	42,579,187	—	11,784,533	—
Withhold	658,866	—	246,315	—
Total	43,238,053	—	12,030,848	—
Jack B. Evans
For	42,521,518	—	11,766,967	—
Withhold	716,535	—	263,881	—
Total	43,238,053	—	12,030,848	—
Albin F. Moschner
For	42,544,169	—	11,777,652	—
Withhold	693,884	—	253,196	—
Total	43,238,053	—	12,030,848	—
William C. Hunter
For	—	1,750	—	550
Withhold	—	—	—	—
Total	—	1,750	—	550
William J. Schneider
For	—	1,750	—	550
Withhold	—	—	—	—
Total	—	1,750	—	550

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nuveen Intermediate Duration Municipal Term Fund
Nuveen Intermediate Duration Quality Municipal Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Intermediate Duration Municipal Term Fund and Nuveen Intermediate Duration Quality Municipal Term Fund (the “Funds”) as of May 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended May 31, 2014 were audited by other independent registered public accountants whose report, dated July 28, 2014, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
July 26, 2018

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 126.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 126.8% (100.0% of Total Investments)
	Alabama – 1.1% (0.9% of Total Investments)
$235	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006, 5.125%, 4/01/21 (Pre-refunded 7/02/18) – AMBAC Insured	7/18 at 100.00	Baa2 (4)	$235,656
7,000	Jefferson County, Alabama, General Obligation Warrants, Refunding Series 2003A, 5.000%, 4/01/22 (Pre-refunded 7/02/18) – NPFG Insured	7/18 at 100.00	A3 (4)	7,019,110
7,235	Total Alabama			7,254,766
	Alaska – 0.3% (0.3% of Total Investments)
2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	8/18 at 100.00	B3	2,000,140
	Arizona – 1.2% (0.9% of Total Investments)
2,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	A–	2,151,920
695	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 4.750%, 7/01/30, 144A	7/25 at 100.00	N/R	667,791
	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013:
35	4.000%, 7/01/18	No Opt. Call	Ba1	35,040
1,050	5.000%, 7/01/23	No Opt. Call	Ba1	1,103,014
85	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.250%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	93,842
290	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/45, 144A	7/25 at 100.00	Ba1	298,161
1,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014, 5.125%, 2/01/34	2/24 at 100.00	B+	941,240
760	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013, 5.000%, 7/01/25	7/20 at 102.00	BB–	719,241
800	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	826,864
567	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	8/18 at 100.00	N/R	567,057
7,282	Total Arizona			7,404,170
	California – 9.4% (7.4% of Total Investments)
2,490	Alvord Unified School District, Riverside County, California, General Obligation Bonds, Tender Option Bond Trust 2016-XG0089, 22.357%, 8/01/30 – AGM Insured, 144A (IF) (5)	No Opt. Call	AA	5,152,109
790	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (4)	873,851
750	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2016-XG0019, 4.374%, 10/01/31, 144A (IF) (5)	10/26 at 100.00	AA	910,898
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,095	5.250%, 11/01/29	11/26 at 100.00	BBB–	1,238,609
1,140	5.000%, 11/01/30	11/26 at 100.00	BBB–	1,266,220
1,000	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45, 144A (Alternative Minimum Tax)	7/22 at 100.00	Baa3	1,066,660

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
$500	5.250%, 12/01/29	12/24 at 100.00	BB+	$553,170
2,500	5.250%, 12/01/34	12/24 at 100.00	BB+	2,736,900
2,300	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/27, 144A	6/26 at 100.00	BB	2,550,539
5,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26	8/20 at 100.00	N/R	5,299,050
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 0.000%, 1/15/29 – AGM Insured (6)	No Opt. Call	AA	2,671,260
4,805	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	7/18 at 100.00	B+	4,829,025
310	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/23	8/18 at 100.00	BBB+	311,851
645	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	8/18 at 100.00	N/R	645,181
2,525	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	2,790,807
250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A (4)	290,100
1,660	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009A, 5.500%, 11/01/19 (ETM)	No Opt. Call	N/R (4)	1,712,954
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	5,349,150
700	Redwood City, California, Special Tax Refunding Bonds, Redwood Shores Community Facilities District 99-1, Shores Transportation Improvement Project, Series 2012B, 5.000%, 9/01/29	9/22 at 100.00	N/R	758,828
265	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	274,715
500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014, 5.000%, 9/01/29	9/24 at 100.00	N/R	550,235
2,395	San Bernardino Joint Powers Financing Authority, California, Tax Allocation Bonds, Series 2005A, 5.750%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,753,915
440	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	494,296
260	San Diego, California, Community Facilities District 3 Liberty Station Special Tax Refunding Bonds Series 2013, 5.000%, 9/01/20	No Opt. Call	N/R	274,833
1,500	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012A, 5.000%, 9/01/32	3/23 at 100.00	N/R	1,617,840
1,500	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.000%, 9/01/32	3/23 at 100.00	N/R	1,575,690
10,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27	8/18 at 100.00	BB–	10,002,200
1,245	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	8/18 at 100.00	Baa3	1,245,274
80	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	82,443
54,645	Total California			59,878,603

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 4.0% (3.2% of Total Investments)
	Colorado Bridge Enterprise, Series 2017:
$750	4.000%, 12/31/30 (Alternative Minimum Tax)	12/27 at 100.00	A–	$787,125
250	4.000%, 6/30/31 (Alternative Minimum Tax)	12/27 at 100.00	A–	261,958
645	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013, 5.000%, 6/01/29	6/23 at 100.00	A+	704,076
485	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 6.125%, 11/01/20	No Opt. Call	B+	493,798
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	504,120
125	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/22	No Opt. Call	BB+	130,668
615	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (4)	640,295
889	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2017, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	793,299
3,270	Colorado Springs, Colorado, Utilities System Revenue Bonds, Tender Option Bond Trust 2015-XF0223, 10.432%, 11/15/30, 144A (IF)	11/22 at 100.00	AA	3,955,457
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Tender Option Bond Trust 2016-XF2354:
100	17.733%, 3/01/25, 144A (IF) (5)	No Opt. Call	AA	183,505
300	17.733%, 3/01/26, 144A (IF) (5)	No Opt. Call	AA	572,823
430	17.695%, 3/01/27, 144A (IF) (5)	No Opt. Call	AA	848,665
725	17.733%, 3/01/28, 144A (IF) (5)	No Opt. Call	AA	1,458,939
200	17.733%, 3/01/29, 144A (IF) (5)	No Opt. Call	AA	410,062
635	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)	10/23 at 100.00	BB	686,327
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/26	No Opt. Call	Baa2	2,312,500
5,715	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	4,254,075
860	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 5.750%, 3/01/32	3/20 at 100.00	N/R	860,619
	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 144A:
500	5.000%, 12/01/18	No Opt. Call	N/R	506,635
1,000	5.000%, 12/01/21	No Opt. Call	N/R	1,070,290
742	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016, 3.000%, 12/01/21	No Opt. Call	N/R	737,741
3,150	Westminster Economic Development Authority, Colorado, Tax Increment Revenue Bonds, Mandalay Gardens Urban Renewal Project, Series 2012, 5.000%, 12/01/27	12/22 at 100.00	A+	3,484,026
23,886	Total Colorado			25,657,003
	Connecticut – 0.0% (0.0% of Total Investments)
7,488	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (7)	No Opt. Call	N/R	233,997
	District of Columbia – 0.8% (0.6% of Total Investments)
	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013:
500	4.000%, 10/01/19	No Opt. Call	BB+	504,510
500	4.000%, 10/01/20	No Opt. Call	BB+	507,265
670	4.000%, 10/01/21	No Opt. Call	BB+	682,810
355	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A, 4.125%, 7/01/27	7/24 at 103.00	N/R	359,860

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
	District of Columbia, Tax Increment Revenue Bonds, Gallery Place Project, Tender Option Bond Trust 2016-XF2341:
$745	17.251%, 6/01/29, 144A (IF) (5)	6/21 at 100.00	Aa2	$1,016,277
785	17.192%, 6/01/30, 144A (IF) (5)	6/21 at 100.00	Aa2	1,094,400
520	17.251%, 6/01/31, 144A (IF) (5)	6/21 at 100.00	Aa2	722,608
4,075	Total District of Columbia			4,887,730
	Florida – 9.3% (7.3% of Total Investments)
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
425	5.000%, 11/15/20	No Opt. Call	BBB	450,687
150	5.000%, 11/15/23	No Opt. Call	BBB	164,892
680	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/25 at 100.00	N/R	683,516
7,200	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015, 5.750%, 7/01/30, 144A	7/25 at 100.00	N/R	7,835,400
430	Capital Projects Finance Authority, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F, 5.000%, 10/01/31 – NPFG Insured	8/18 at 100.00	Baa2	430,323
2,095	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	2,174,840
805	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 4.500%, 6/01/23	No Opt. Call	BBB–	832,620
680	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area One Project, Series 2016, 3.500%, 11/01/21	No Opt. Call	N/R	679,769
1,940	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB	2,029,318
545	Florida Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	N/R	562,974
785	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.125%, 11/01/22	No Opt. Call	N/R	823,269
	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012:
855	5.250%, 11/01/22	No Opt. Call	N/R	890,346
1,300	5.750%, 11/01/32	11/23 at 100.00	N/R	1,349,998
1,950	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	8/18 at 100.00	BB	1,951,482
4,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21, 144A (Alternative Minimum Tax)	6/20 at 100.00	Baa2	4,084,600
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Tender Option Bond Trust 2016-XG0099:
700	16.870%, 7/01/22, 144A (IF) (5)	No Opt. Call	A+	1,088,584
820	16.870%, 7/01/23, 144A (IF) (5)	7/22 at 100.00	A+	1,268,425
1,115	16.870%, 7/01/24, 144A (IF) (5)	7/22 at 100.00	A+	1,701,813
800	16.870%, 7/01/25, 144A (IF) (5)	7/22 at 100.00	A+	1,209,552
740	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	773,796
1,495	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.125%, 8/01/22	No Opt. Call	N/R	1,556,699
500	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/25	12/24 at 100.00	BBB+	557,965
900	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/33	11/22 at 100.00	BBB+	955,053

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$150	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	$150,584
2,615	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2017, 4.000%, 5/01/31	5/27 at 100.00	BBB	2,672,007
1,735	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	5/22 at 100.00	BBB–	1,882,024
1,125	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/25	5/23 at 100.00	N/R	1,137,476
	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014B:
2,925	5.000%, 7/01/29	7/24 at 100.00	A–	3,245,902
2,350	5.000%, 7/01/30	7/24 at 100.00	A–	2,596,820
1,560	5.000%, 7/01/31	7/24 at 100.00	A–	1,716,593
1,400	5.000%, 7/01/32	7/24 at 100.00	A–	1,534,050
	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Tender Option Bond Trust 2016-XG0097:
400	16.971%, 7/01/27, 144A (IF) (5)	7/22 at 100.00	A+	603,136
290	16.971%, 7/01/28, 144A (IF) (5)	7/22 at 100.00	A+	434,313
1,000	11.940%, 7/01/29, 144A (IF) (5)	7/22 at 100.00	A+	1,278,840
1,000	11.940%, 7/01/30, 144A (IF) (5)	7/22 at 100.00	A+	1,259,020
1,000	16.971%, 7/01/31, 144A (IF) (5)	7/22 at 100.00	A+	1,497,630
1,560	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	8/18 at 100.00	N/R	1,561,622
1,255	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.000%, 5/01/23	5/22 at 100.00	N/R	1,300,757
1,945	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/23	No Opt. Call	N/R	1,939,787
390	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase Two Assessment Area, Refunding Series 2012A-2, 5.600%, 5/01/22	No Opt. Call	BBB–	417,257
53,610	Total Florida			59,283,739
	Georgia – 0.4% (0.4% of Total Investments)
2,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	Baa3	2,238,480
575	Rockdale County Development Authority, Georgia, Series 2018, 4.000%, 1/01/38, 144A (WI/DD, Settling 6/01/18) (Alternative Minimum Tax)	1/28 at 100.00	N/R	582,763
2,575	Total Georgia			2,821,243
	Guam – 3.5% (2.8% of Total Investments)
	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
960	6.000%, 12/01/20	No Opt. Call	B+	975,408
325	6.875%, 12/01/40	12/20 at 100.00	B+	336,716
1,100	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	A–	1,190,816
2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.250%, 7/01/25 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (4)	2,136,920
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
1,365	5.250%, 7/01/24	7/23 at 100.00	A–	1,499,780
2,500	5.500%, 7/01/43	7/23 at 100.00	A–	2,720,875
	Guam Government, General Obligation Bonds, Series 2009A:
460	6.000%, 11/15/19	No Opt. Call	BB–	471,827
2,500	6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	2,672,250
1,000	5.375%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (4)	1,052,080

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam (continued)
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
$1,000	5.000%, 12/01/24	No Opt. Call	BBB+	$1,102,720
2,500	5.000%, 12/01/25	No Opt. Call	BBB+	2,764,325
2,750	5.000%, 12/01/26	No Opt. Call	BBB+	3,052,885
2,025	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	2,211,239
200	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/31	10/24 at 100.00	BBB	215,620
20,685	Total Guam			22,403,461
	Hawaii – 1.3% (1.0% of Total Investments)
6,215	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2018., 6.000%, 7/01/28, 144A	7/27 at 100.00	N/R	6,249,182
405	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	A–	412,938
1,550	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27 (Alternative Minimum Tax)	8/18 at 100.00	BB	1,553,255
8,170	Total Hawaii			8,215,375
	Idaho – 0.2% (0.1% of Total Investments)
1,000	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/30	9/26 at 100.00	BB+	1,091,570
	Illinois – 20.9% (16.5% of Total Investments)
6,660	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004, 4.000%, 6/15/23, 144A (Mandatory put 12/15/22)	12/22 at 100.00	N/R	6,719,674
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 5.750%, 4/01/34	4/27 at 100.00	A	5,733,000
440	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017, 5.000%, 4/01/42	4/27 at 100.00	N/R	475,138
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
545	5.000%, 12/01/18	No Opt. Call	BB–	550,330
140	5.000%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	142,274
1,275	5.000%, 12/01/19	No Opt. Call	B	1,306,110
325	5.000%, 12/01/19 (ETM)	No Opt. Call	N/R (4)	339,992
1,230	5.000%, 12/01/20	No Opt. Call	BB–	1,268,019
3,420	5.000%, 12/01/31	12/20 at 100.00	BB–	3,443,837
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
7,225	5.000%, 12/01/26	No Opt. Call	B	7,524,187
1,875	5.000%, 12/01/27	No Opt. Call	B	1,955,606
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2008C:
1,250	5.000%, 12/01/22	12/18 at 100.00	BB–	1,256,750
3,000	5.250%, 12/01/25	12/18 at 100.00	BB–	3,011,940
870	5.000%, 12/01/29	12/18 at 100.00	BB–	872,253
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/26	12/25 at 100.00	B	1,163,710
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
1,470	0.000%, 12/01/22 – NPFG Insured	No Opt. Call	Baa2	1,231,522
1,500	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	979,575

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,393	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	7/18 at 100.00	N/R	$2,392,694
202	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, MetraMarket Project, Series 2010, 6.870%, 2/15/24	8/18 at 100.00	Ba2	202,436
867	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (7)	8/18 at 100.00	N/R	633,627
2,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2008A, 5.250%, 1/01/33	8/18 at 100.00	BBB+	2,323,132
2,680	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/23	1/22 at 100.00	BBB+	2,800,171
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
850	5.000%, 1/01/24	No Opt. Call	BBB+	908,718
1,500	5.000%, 1/01/25	No Opt. Call	BBB+	1,608,315
	Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2015-XF0124:
1,000	16.396%, 11/15/29, 144A (IF) (5)	11/22 at 100.00	AA–	1,432,890
3,040	16.396%, 11/15/33, 144A (IF) (5)	11/22 at 100.00	AA–	4,106,918
1,100	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B+	1,169,806
5,530	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B+	5,880,934
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 2016-XF2339:
480	16.389%, 9/01/21, 144A (IF) (5)	No Opt. Call	BBB–	628,781
330	16.361%, 9/01/21, 144A (IF) (5)	No Opt. Call	BBB–	432,092
435	16.349%, 9/01/22, 144A (IF) (5)	No Opt. Call	BBB–	601,296
	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
2,680	5.000%, 4/01/24	8/18 at 100.00	Baa3	2,681,126
1,950	5.000%, 4/01/26	8/18 at 100.00	Baa3	1,950,390
2,000	5.000%, 4/01/31	8/18 at 100.00	Baa3	1,999,860
	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding Series 2016:
1,500	3.000%, 9/01/30	9/26 at 100.00	A–	1,355,865
1,475	3.000%, 9/01/31	9/26 at 100.00	A–	1,318,812
	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
770	4.000%, 5/15/19	No Opt. Call	Baa2	781,096
895	5.000%, 5/15/20	No Opt. Call	Baa2	937,951
1,035	5.000%, 5/15/21	No Opt. Call	Baa2	1,107,150
1,210	5.000%, 5/15/22	No Opt. Call	Baa2	1,319,202
1,575	5.000%, 5/15/24	5/22 at 100.00	Baa2	1,707,284
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009:
100	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	104,091
120	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	124,967
3,280	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	AA+ (4)	3,415,759
775	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds, CHF-Collegiate Housing Foundation – Chicago LLC University of Illinois at Chicago Project, Series 2017A, 5.000%, 2/15/37	8/27 at 100.00	BBB–	852,895
2,500	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.000%,6/15/27 – AGM Insured	6/24 at 100.00	AA	2,730,650
	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001:
4,300	0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB–	3,537,180
1,000	0.000%, 6/15/25 – AMBAC Insured	No Opt. Call	BBB–	752,280
	Illinois State, General Obligation Bonds, December Series 2017A:
890	5.000%, 12/01/27	No Opt. Call	BBB	955,353
1,020	5.000%, 12/01/28	12/27 at 100.00	BBB	1,090,747

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,250	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB	$2,340,090
1,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB	1,609,485
4,565	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/26	No Opt. Call	BBB	4,888,202
1,870	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	BBB	1,914,020
	Illinois State, General Obligation Bonds, Refunding Series 2012:
1,750	5.000%, 8/01/22	No Opt. Call	BBB	1,849,295
4,000	5.000%, 8/01/23 – AGM Insured	No Opt. Call	AA	4,387,560
5,175	Illinois State, General Obligation Bonds, Seires 2017D, 5.000%, 11/01/26	No Opt. Call	BBB	5,552,723
2,000	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1010, 13.608%, 8/01/23 – AGM Insured, 144A (IF) (5)	No Opt. Call	AA	2,775,100
3,560	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Refunding Junior Obligation September Series 2016C, 4.000%, 6/15/30 – BAM Insured	6/26 at 100.00	AA	3,737,074
3,525	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 12/15/28	6/22 at 100.00	BBB–	3,711,296
1,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B, 5.000%, 12/15/26	No Opt. Call	BB+	1,094,350
3,685	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.250%, 6/15/50	6/20 at 100.00	BBB–	3,771,745
	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015:
1,100	5.000%, 10/01/25	4/25 at 100.00	BBB+	1,247,158
200	5.000%, 10/01/26	4/25 at 100.00	BBB+	225,302
2,500	Wauconda, Illinois, Special Service Area 1 Social Tax Bonds, Liberty Lake Project, Refunding Series 2015, 5.000%, 3/01/33 – BAM Insured	3/25 at 100.00	AA	2,724,900
127,707	Total Illinois			133,646,685
	Indiana – 3.2% (2.5% of Total Investments)
1,070	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A, 6.000%, 11/15/22	No Opt. Call	N/R	1,111,730
4,215	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.000%, 3/01/33	3/23 at 100.00	B+	4,276,918
535	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B	540,436
965	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016, 6.250%, 12/01/24, 144A	No Opt. Call	N/R	989,250
990	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016, 6.250%, 12/01/24, 144A	No Opt. Call	N/R	1,014,879
5,590	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB–	5,748,029
6,330	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB–	6,548,701
295	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	327,066
19,990	Total Indiana			20,557,009
	Iowa – 2.4% (1.9% of Total Investments)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
1,150	5.500%, 12/01/22	12/18 at 100.00	B	1,164,087
3,000	5.250%, 12/01/25	12/23 at 100.00	B	3,213,780
3,990	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	6/18 at 105.00	B	4,192,852
4,640	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory put 12/01/22)	12/22 at 103.00	B	4,927,773

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
$180	4.000%, 9/01/18 (ETM)	No Opt. Call	N/R (4)	$181,037
200	3.000%, 9/01/19 (ETM)	No Opt. Call	N/R (4)	202,906
1,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	8/18 at 100.00	BB–	1,514,580
14,660	Total Iowa			15,397,015
	Kansas – 2.2% (1.7% of Total Investments)
2,000	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 2016-XG0056, 17.569%, 11/15/32, 144A (IF) (5)	5/22 at 100.00	AA	3,044,960
310	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 2015-XF2190, 14.412%, 11/15/32, 144A (IF) (5)	5/22 at 100.00	AA	440,618
200	Kansas Power Pool, a Municipal Energy Agency Electric Utility Revenue Bonds, DogWood Facility, Series 2015A, 5.000%, 12/01/28	12/25 at 100.00	A3	227,522
1,750	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/32 at 100.00	BB+	1,752,678
2,000	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B, 6.100%, 12/15/34	12/22 at 100.00	N/R	1,762,340
8,000	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 5.250%, 12/15/29	12/22 at 100.00	N/R	6,714,000
14,260	Total Kansas			13,942,118
	Kentucky – 0.7% (0.6% of Total Investments)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
3,000	5.000%, 6/01/30	6/27 at 100.00	Baa3	3,342,120
1,315	5.000%, 6/01/31	6/27 at 100.00	Baa3	1,460,676
4,315	Total Kentucky			4,802,796
	Louisiana – 1.6% (1.3% of Total Investments)
	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
780	5.625%, 7/01/26	7/21 at 100.00	B+	788,174
60	6.250%, 7/01/31	7/21 at 100.00	BB	62,197
3,300	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/27 at 100.00	BBB	3,270,399
	Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32
2,840	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017, 0.000%, 10/01/31 (6)	No Opt. Call	Baa1	2,557,761
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
250	5.250%, 5/15/22 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (4)	272,463
500	6.250%, 5/15/31 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (4)	559,145
1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/22	No Opt. Call	AA–	1,111,020
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2017B:
500	5.000%, 1/01/31 (Alternative Minimum Tax)	1/27 at 100.00	A–	571,445
800	5.000%, 1/01/32 (Alternative Minimum Tax)	1/27 at 100.00	A–	909,792
285	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.250%, 11/15/29	11/24 at 100.00	N/R	310,810
10,315	Total Louisiana			10,413,206

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.1% (0.1% of Total Investments)
$500	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2017, 5.375%, 12/15/33, 144A (Alternative Minimum Tax)	12/26 at 100.00	N/R	$522,165
350	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB	379,029
850	Total Maine			901,194
	Maryland – 0.6% (0.5% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
350	5.000%, 9/01/26	No Opt. Call	BBB–	402,969
1,000	5.000%, 9/01/33	9/27 at 100.00	BBB–	1,139,540
2,000	5.000%, 9/01/34	9/27 at 100.00	BBB–	2,251,860
3,350	Total Maryland			3,794,369
	Massachusetts – 0.9% (0.7% of Total Investments)
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 5.000%, 7/01/26	No Opt. Call	BBB	1,151,750
1,510	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2013, 5.250%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	1,609,509
3,150	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/18 at 100.00	N/R	3,187,012
5,660	Total Massachusetts			5,948,271
	Michigan – 7.4% (5.8% of Total Investments)
185	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A, 4.750%, 7/01/25 – NPFG Insured	7/18 at 100.00	Baa2	187,448
1,025	East Lansing, Michigan, Economic Development Corporation Limited Obligation Bonds, Burcham Hills Retirement Community First Mortgage, Series 2007-B1, 5.250%, 7/01/37	8/18 at 100.00	N/R	1,025,102
1,265	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley Medical Center, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BBB–	1,339,192
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3:
5,000	5.000%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,718,550
5,000	5.000%, 7/01/25 – AGM Insured	7/24 at 100.00	AA	5,691,300
5,000	5.000%, 7/01/26 – AGM Insured	7/24 at 100.00	AA	5,664,200
1,945	5.000%, 7/01/31 – AGM Insured	7/24 at 100.00	AA	2,187,094
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
2,000	5.000%, 7/01/25 – NPFG Insured	7/24 at 100.00	A–	2,259,700
2,000	5.000%, 7/01/26 – NPFG Insured	7/24 at 100.00	A–	2,247,760
475	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB–	477,636
240	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	B	236,086
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Tender Option Bond Trust 2015-XF0126:
7	17.438%, 12/01/27, 144A (Pre-refunded 12/01/20) (IF) (5)	12/20 at 100.00	N/R (4)	9,542
818	17.438%, 12/01/27, 144A (IF) (5)	12/20 at 100.00	AA–	1,115,131
400	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/22	8/18 at 100.00	BBB–	400,704
1,760	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30, 144A (Alternative Minimum Tax)	12/23 at 100.00	N/R	1,865,688
15,005	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	8/18 at 100.00	N/R	15,026,457
1,625	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/33	3/20 at 101.00	BBB	1,672,125
43,750	Total Michigan			47,123,715

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.1% (0.1% of Total Investments)
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Series 2015-8D:
$260	4.000%, 5/01/24	5/23 at 100.00	Baa2	$276,666
250	4.000%, 5/01/26	5/23 at 100.00	Baa2	260,165
510	Total Minnesota			536,831
	Mississippi – 0.6% (0.5% of Total Investments)
1,845	Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development Revenue Bonds, Northrop Grumman Ship Systems Inc. Project, Series 2006, 4.550%, 12/01/28	8/18 at 100.00	BBB–	1,845,406
	Mississippi Development Bank Special Obligation Bonds, Marshall County Industrial Development Authority, Mississippi Highway Construction Project, Tender Option Bond Trust 3315:
800	18.108%, 1/01/26, 144A (Pre-refunded 1/01/22) (IF) (5)	1/22 at 100.00	AA– (4)	1,214,888
500	18.108%, 1/01/28, 144A (Pre-refunded 1/01/22) (IF) (5)	1/22 at 100.00	AA– (4)	759,305
3,145	Total Mississippi			3,819,599
	Missouri – 1.2% (0.9% of Total Investments)
1,125	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/27	11/25 at 100.00	N/R	1,127,880
3,000	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.000%, 12/01/36	12/22 at 100.00	BBB	3,028,260
865	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.000%, 5/01/24	5/23 at 100.00	N/R	885,950
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
385	5.000%, 11/15/23	No Opt. Call	N/R	411,045
800	5.000%, 11/15/25	No Opt. Call	N/R	860,672
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B:
330	5.375%, 11/01/23	8/18 at 100.00	N/R	330,043
905	5.500%, 11/01/27	8/18 at 100.00	N/R	905,018
7,410	Total Missouri			7,548,868
	Nebraska – 0.7% (0.6% of Total Investments)
2,000	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	2,196,860
1,445	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	1,581,552
635	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/26	5/24 at 100.00	BBB+	701,148
4,080	Total Nebraska			4,479,560
	Nevada – 1.3% (1.0% of Total Investments)
	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A:
320	5.000%, 9/01/29	9/27 at 100.00	BBB+	364,106
495	5.000%, 9/01/31	9/27 at 100.00	BBB+	560,691
1,630	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Regional Healthcare Project, Refunding Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB+	1,769,006
620	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	647,801
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-13 Cornerstone, Refunding Series 2013:
405	4.000%, 3/01/19	No Opt. Call	N/R	405,774
460	5.000%, 3/01/20	No Opt. Call	N/R	468,027
485	5.000%, 3/01/21	No Opt. Call	N/R	496,558
505	5.000%, 3/01/22	No Opt. Call	N/R	516,716

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$1,465	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series 2016, 5.000%, 6/15/31	6/26 at 100.00	BBB+	$1,643,818
1,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 7.500%, 6/15/23 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,057,830
185	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65 Northern Beltway Commercial Area, Series 2017, 5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	186,732
7,570	Total Nevada			8,117,059
	New Hampshire – 0.1% (0.1% of Total Investments)
	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
320	0.000%, 1/01/19 – ACA Insured	No Opt. Call	AA	313,485
370	0.000%, 1/01/20 – ACA Insured	No Opt. Call	AA	349,295
690	Total New Hampshire			662,780
	New Jersey – 7.0% (5.5% of Total Investments)
3,275	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	8/18 at 100.00	N/R	3,227,119
3,000	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	BBB+	3,262,770
900	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/25	6/22 at 100.00	BBB+	966,789
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 2016-XF2340:
1,440	4.429%, 9/01/25, 144A (IF) (5)	3/25 at 100.00	A–	1,307,347
1,200	5.913%, 9/01/27, 144A (IF) (5)	3/23 at 100.00	A–	1,132,356
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
3,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/18 at 100.00	BB	3,260,190
7,550	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB	8,236,521
2,410	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB	2,736,169
7,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	7,476,280
1,200	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	Baa2	1,372,800
5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (4)	5,019,050
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C, 5.250%, 6/15/32	12/24 at 100.00	A–	1,086,160
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
460	16.611%, 1/01/24, 144A (Pre-refunded 7/01/22) (IF) (5)	7/22 at 100.00	N/R (4)	732,527
40	16.611%, 1/01/24, 144A (Pre-refunded 7/01/22) (IF) (5)	7/22 at 100.00	A+ (4)	63,698
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A.:
2,250	5.000%, 6/01/27	No Opt. Call	A	2,598,502
1,920	5.000%, 6/01/30	6/28 at 100.00	A–	2,213,549
41,645	Total New Jersey			44,691,827
	New Mexico – 0.5% (0.4% of Total Investments)
1,135	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	8/18 at 100.00	N/R	1,135,568
2,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2012, 5.000%, 5/15/32	5/22 at 100.00	BBB–	2,087,900
3,135	Total New Mexico			3,223,468

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 8.0% (6.3% of Total Investments)
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
$505	4.000%, 4/01/20	No Opt. Call	BBB–	$517,236
570	4.000%, 4/01/23	No Opt. Call	BBB–	593,062
	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014:
145	3.750%, 1/01/20, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	147,030
1,080	4.500%, 1/01/25, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	1,184,101
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
820	5.000%, 5/01/23	No Opt. Call	BBB–	912,922
975	5.000%, 5/01/28	5/23 at 100.00	BBB–	1,064,758
20	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 5.000%, 5/01/23 (ETM)	No Opt. Call	N/R (4)	22,852
25	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 5.000%, 5/01/28 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (4)	28,439
825	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (4)	844,676
10,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2017A 5.000%, 2/15/27 (UB) (5)	No Opt. Call	Aa3	11,951,600
1,000	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	8/18 at 100.00	B–	1,000,190
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
190	5.000%, 1/01/22 – AMBAC Insured	8/18 at 100.00	BBB	190,485
2,740	5.000%, 1/01/39 – AMBAC Insured	8/18 at 100.00	BBB	2,774,524
3,775	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	4,180,359
6,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	7,141,615
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
1,700	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	1,799,025
430	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	453,852
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
2,000	5.000%, 1/01/28 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,305,520
2,000	5.000%, 1/01/30 (Alternative Minimum Tax)	1/28 at 100.00	N/R	2,287,740
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
760	4.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	BBB	776,857
500	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	509,445
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
820	5.000%, 1/01/32 (Alternative Minimum Tax)	1/26 at 100.00	A–	894,366
2,100	5.000%, 1/01/35 (Alternative Minimum Tax)	1/26 at 100.00	A–	2,275,959
6,890	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	B+	7,111,582
46,370	Total New York			50,968,195
	Ohio – 8.1% (6.4% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,165	5.125%, 6/01/24	8/18 at 100.00	B–	5,108,650
16,290	5.750%, 6/01/34	8/18 at 100.00	B–	16,204,966

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$4,190	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	$2,115,950
695	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/19 (7)	No Opt. Call	N/R	667,200
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory put 9/15/21) (7)	No Opt. Call	N/R	5,760,000
17,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (7)	No Opt. Call	N/R	8,617,825
320	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22) (5)	No Opt. Call	N/R	307,200
130	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	134,437
260	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 4.250%, 1/15/38, 144A (Alternative Minimum Tax)	1/28 at 100.00	N/R	267,228
250	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	BB–	259,053
6,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19) (7)	No Opt. Call	N/R	3,030,000
3,400	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/22	No Opt. Call	BB–	3,544,908
6,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/18 at 100.00	BB+	6,009,420
65,765	Total Ohio			52,026,837
	Oklahoma – 0.6% (0.4% of Total Investments)
3,300	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	6/25 at 100.00	BB–	3,572,712
	Oregon – 0.3% (0.2% of Total Investments)
1,000	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/31	8/22 at 100.00	A–	1,073,150
730	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	8/18 at 100.00	N/R	729,985
1,730	Total Oregon			1,803,135
	Pennsylvania – 7.0% (5.5% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
3,300	6.750%, 11/01/24	11/19 at 100.00	BB–	3,384,183
420	6.875%, 5/01/30	11/19 at 100.00	BB–	428,438
740	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	8/18 at 100.00	N/R	728,308
3,685	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/32	5/22 at 100.00	Baa3	3,879,642
420	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21) (7)	No Opt. Call	N/R	212,100
400	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (7)	No Opt. Call	N/R	202,000
4,025	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	B–	4,090,285

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$1,450	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BBB–	$1,582,689
825	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/30	7/25 at 100.00	BBB–	896,016
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30	1/25 at 100.00	N/R	1,015,630
1,595	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2012, 5.000%, 7/01/27	7/22 at 100.00	BB+	1,661,081
1,805	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20) (7)	No Opt. Call	N/R	911,525
6,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 5.000%, 12/01/37 (Mandatory put 9/01/20)	No Opt. Call	B+	6,041,220
750	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	788,505
4,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/18 at 100.00	BB+	4,007,600
4,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	4,582,280
3,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Refunding Second Series 2017, 5.000%, 12/01/35	12/27 at 100.00	A3	3,926,895
1,610	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	1,694,428
4,090	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/34	7/27 at 100.00	BBB–	4,503,213
43,615	Total Pennsylvania			44,536,038
	Puerto Rico – 0.6% (0.5% of Total Investments)
3,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	C	3,732,330
	Rhode Island – 1.0% (0.8% of Total Investments)
6,000	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 6.000%, 5/15/29 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (4)	6,241,320
	South Carolina – 1.1% (0.9% of Total Investments)
1,450	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.125%, 8/15/35, 144A	2/25 at 100.00	BB	1,458,454
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Tender Option Bond Trust 2016-XG0098:
1,500	16.473%, 11/01/27, 144A (IF) (5)	11/22 at 100.00	A	2,304,315
1,010	16.458%, 11/01/28, 144A (IF) (5)	11/22 at 100.00	A	1,548,815
1,255	16.473%, 11/01/29, 144A (IF) (5)	11/22 at 100.00	A	1,922,409
5,215	Total South Carolina			7,233,993
	Tennessee – 1.2% (1.0% of Total Investments)
2,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	2,179,260
1,935	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/26	1/23 at 100.00	A	2,149,050

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
$3,480	5.250%, 5/01/25, 144A	11/24 at 100.00	N/R	$3,151,210
525	6.000%, 5/01/34, 144A	11/24 at 100.00	N/R	466,221
7,940	Total Tennessee			7,945,741
	Texas – 6.6% (5.2% of Total Investments)
	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013:
455	4.500%, 11/01/18	No Opt. Call	N/R	456,492
1,500	6.000%, 11/01/28	11/23 at 100.00	N/R	1,550,865
2,095	Board of Managers, Joint Guadalupe County – Seguin City Hospital, Texas, FHA Insured Hospital Mortgage Revenue Bonds, Guadalupe Regional Medical Center Project, Series 2007, 5.500%, 8/15/36 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	2,110,733
850	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB+	887,918
2,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0080, 19.233%, 12/01/30 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	AA+	4,543,500
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	2,070,380
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
330	5.000%, 6/01/18	No Opt. Call	Baa3	330,000
1,500	5.000%, 6/01/20	No Opt. Call	Baa3	1,579,905
535	5.000%, 6/01/21	No Opt. Call	Baa3	575,243
855	5.000%, 6/01/22	No Opt. Call	Baa3	929,616
915	5.000%, 6/01/23	No Opt. Call	Baa3	1,005,933
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Airport Improvement Projects, Series 2018C, 5.000%, 7/15/28 (Alternative Minimum Tax)	No Opt. Call	BB	2,251,800
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%,11/01/21 (Alternative Minimum Tax)	No Opt. Call	A3	218,426
1,000	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2016A, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,036,710
250	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)	10/18 at 103.00	BB–	259,177
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,046,690
1,500	Red River Authority, Texas, Pollution Control Revenue Bonds, AEP Texas North Company, Public Service Company of Oklahoma and AEP Texas Central Company Oklaunion Project, Refunding Series 2007, 4.450%, 6/01/20 – NPFG Insured	No Opt. Call	A–	1,563,030
2,680	San Antonio Public Facilities Corporation, Texas, Lease Revenue Bonds, Convention Center Refinancing & Expansion Project, Tender Option Bond Trust 2015-XF0125, 17.299%, 9/15/29, 144A (IF) (5)	9/22 at 100.00	AA+	4,110,209
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Tender Option Bond Trust 2016-XG0058:
100	17.864%, 8/15/22, 144A (IF) (5)	No Opt. Call	AA–	156,671
155	17.708%, 8/15/24, 144A (IF) (5)	8/23 at 100.00	AA–	258,759
200	17.864%, 8/15/26, 144A (IF) (5)	8/23 at 100.00	AA–	323,694
170	17.677%, 8/15/27, 144A (IF) (5)	8/23 at 100.00	AA–	271,305
6,820	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	7,983,560

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/22	No Opt. Call	A3	$5,552,600
1,190	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015, 6.125%, 9/01/35	9/25 at 100.00	N/R	1,201,281
35,300	Total Texas			42,274,497
	Utah – 1.0% (0.8% of Total Investments)
6,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20) (Pre-refunded 12/17/18)	12/18 at 100.00	N/R (4)	6,106,140
	Virgin Islands – 0.3% (0.2% of Total Investments)
1,515	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,606,597
	Virginia – 1.7% (1.3% of Total Investments)
	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012:
1,265	4.000%, 3/01/20	No Opt. Call	N/R	1,283,039
1,000	5.000%, 3/01/21	No Opt. Call	N/R	1,048,180
1,410	5.000%, 3/01/22	No Opt. Call	N/R	1,485,012
	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Tender Option Bond Trust 2016-XG0080:
1,800	17.733%, 5/15/27, 144A (IF) (5)	5/22 at 100.00	AA+	2,834,262
120	17.733%, 5/15/28, 144A (IF) (5)	5/22 at 100.00	AA+	188,226
400	12.783%, 5/15/29, 144A (IF) (5)	5/22 at 100.00	AA+	531,468
1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	1,021,350
	Virginia Gateway Community Development Authority, Prince William County, Virginia, Special Assessment Refunding Bonds, Series 2012:
695	5.000%, 3/01/25	3/22 at 100.00	N/R	711,847
145	4.500%, 3/01/29	3/22 at 100.00	N/R	141,849
1,505	5.000%, 3/01/30	3/22 at 100.00	N/R	1,529,501
9,340	Total Virginia			10,774,734
	Washington – 2.8% (2.2% of Total Investments)
4,000	Port of Seattle, Washington, Revenue Bonds, Series 2016B, 5.000%, 10/01/32 (Alternative Minimum Tax) (UB)	4/26 at 100.00	AA	4,539,160
375	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/19 at 100.00	N/R	376,388
5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Tender Option Bonds Trust 2015-XF1017, 4.147%, 1/01/35, 144A (IF) (5)	7/24 at 100.00	BBB+	5,208,950
	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,820	6.000%, 10/01/22, 144A	No Opt. Call	N/R	3,019,261
2,100	6.500%, 10/01/32, 144A	10/22 at 100.00	N/R	2,276,106
	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013:
1,000	5.000%, 7/01/21	No Opt. Call	A–	1,084,350
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,118,440
16,295	Total Washington			17,622,655
	West Virginia – 0.3% (0.2% of Total Investments)
1,240	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,226,137
500	West Virginia Economic Development Authority, Excess Lottery Revenue Bonds, Series 2017A, 5.000%, 7/01/30	7/27 at 100.00	AAA	587,165
1,740	Total West Virginia			1,813,302

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 3.2% (2.5% of Total Investments)
$1,740	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	$1,782,717
	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011:
2,475	5.500%, 2/01/21	2/19 at 102.00	BBB+	2,571,797
350	6.500%, 2/01/31	2/19 at 102.00	BBB+	365,957
415	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin – Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB–	428,716
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,050	5.250%, 12/01/22	No Opt. Call	N/R	1,057,917
1,610	6.000%, 12/01/32	12/22 at 100.00	N/R	1,637,805
2,635	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A, 6.250%, 8/01/27, 144A	No Opt. Call	N/R	2,808,646
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
1,200	5.000%, 12/01/27, 144A	No Opt. Call	N/R	1,294,980
1,000	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	1,151,450
480	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012, 5.000%, 4/01/22	No Opt. Call	BB	508,522
2,550	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, Trips Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	2,688,337
1,115	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation – Cullowhee LLC – Western California University Project, Series 2015A, 5.000%, 7/01/30	7/25 at 100.00	BBB–	1,203,029
1,405	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A., 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB–	1,446,841
520	Public Finance Authority, Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A., 5.000%, 12/01/27	No Opt. Call	N/R	544,450
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 2015-XF0127:
50	16.244%, 4/01/22, 144A (IF) (5)	No Opt. Call	AA–	75,353
100	16.837%, 4/01/23, 144A (IF) (5)	No Opt. Call	AA–	164,230
185	16.557%, 4/01/24, 144A (IF) (5)	4/23 at 100.00	AA–	297,151
100	16.837%, 4/01/25, 144A (IF) (5)	4/23 at 100.00	AA–	160,576
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	258,940
19,230	Total Wisconsin			20,447,414
$778,548	Total Long-Term Investments (cost $807,853,295)			809,443,807
	Floating Rate Obligations – (1.8)%			(11,200,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (27.4)% (8)			(174,816,979)
	Other Assets Less Liabilities – 2.4% (9)			15,152,880
	Net Assets Applicable to Common Shares – 100%			$638,579,708

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2018

Investments in Derivatives

Interest Rate Swaps – OTC Cleared

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$6,200,000	Receive	3-Month LIBOR	2.363%	Semi-Annually	9/10/18	9/10/28	$287,379	$455	$286,924	$(4,960)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 21.6%.
(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association(SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

NIQ	Nuveen Intermediate Duration Quality
Municipal Term Fund
Portfolio of Investments
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 132.2% (98.9% of Total Investments)
	MUNICIPAL BONDS – 132.2% (98.9% of Total Investments)
	Alabama – 3.9% (2.9% of Total Investments)
$2,000	Alabama Federal Aid Highway Finance Authority, Federal Highway Grant Anticipation Revenue Bonds, Tender Option Bond Trust 2016-XL0024, 17.253%, 9/01/26, 144A(Pre-refunded 9/01/22) (IF) (4)	9/22 at 100.00	AA (5)	$3,196,600
2,500	Jefferson County, Alabama, General Obligation Warrants, Refunding Series 2003A, 5.000%,4/01/22 (Pre-refunded 7/02/18) – NPFG Insured	7/18 at 100.00	A3 (5)	2,506,825
1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/34	No Opt. Call	A3	1,187,320
5,500	Total Alabama			6,890,745
	Arizona – 1.8% (1.4% of Total Investments)
	Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2013D:
965	5.000%, 2/01/24	2/23 at 100.00	A–	1,057,524
1,065	5.000%, 2/01/26	2/23 at 100.00	A–	1,156,430
1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (5)	1,033,580
3,030	Total Arizona			3,247,534
	California – 16.6% (12.4% of Total Investments)
3,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured	10/23 at 100.00	AA	3,437,700
500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/36	11/27 at 100.00	AA–	585,765
	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013:
560	5.000%, 10/01/19	No Opt. Call	Baa1	582,294
415	5.000%, 10/01/21	No Opt. Call	Baa1	452,325
1,930	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BB+	2,112,887
3,335	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2017D, 5.250%, 7/01/42	7/27 at 100.00	AA+	3,988,658
2,825	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	7/18 at 100.00	B+ (5)	2,839,125
	Bonds, Series 2007A-1, 5.000%, 6/01/33 (Pre-refunded 7/05/18)
660	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.500%, 9/01/27 – SYNCORA GTY Insured	8/18 at 100.00	N/R	661,802
940	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 4.500%, 4/15/23	No Opt. Call	A–	993,411
	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
1,040	5.000%, 6/01/21	8/18 at 100.00	N/R	1,040,416
830	4.625%, 6/01/21	8/18 at 100.00	N/R	830,232
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 31 Eastvale Area, Series 2013:
150	4.000%, 9/01/25	9/22 at 100.00	N/R	156,110
305	4.000%, 9/01/26	9/22 at 100.00	N/R	316,312
250	4.000%, 9/01/27	9/22 at 100.00	N/R	258,568
475	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB– (5)	501,234
1,790	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District	No Opt. Call	N/R	1,977,324
	2001-1, Senior Series 2013A, 5.000%, 9/01/22

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$185	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 0.000%, 10/01/26 (ETM) (6)	No Opt. Call	A (5)	$188,870
1,500	San Diego Association of Governments, California, South Bay Expressway Toll Revenue Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/36	7/27 at 100.00	A	1,753,635
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016A, 5.000%, 5/01/26	No Opt. Call	A+	2,406,020
1,400	San Joaquin County Transportation Authority, California, Sales Tax Revenue, Limited Tax Measure K Series 2017, 5.000%, 3/01/32	3/27 at 100.00	AA	1,678,124
	Vernon California, Electric System Revenue Bonds, Series 2009A:
655	5.125%, 8/01/21 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	675,004
1,190	5.125%, 8/01/21	8/19 at 100.00	A–	1,231,769
925	Washington Township Health Care District, California, Revenue Bonds, Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	Baa1	957,005
26,860	Total California			29,624,590
	Colorado – 10.1% (7.5% of Total Investments)
8,500	City of Fort Collins, Colorado, Electric Utility Enterprise Revenue, Series 2018A, 5.000%,12/01/42 (WI/DD, Settling 6/14/18)	6/28 at 100.00	AA–	9,835,686
	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
280	4.000%, 6/01/18	No Opt. Call	A+	280,000
310	4.000%, 6/01/20	No Opt. Call	A+	321,061
250	5.000%, 6/01/21	No Opt. Call	A+	269,858
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Tender Option Bond Trust 2016-XF2354:
100	17.733%, 3/01/25, 144A (IF) (4)	No Opt. Call at 100.00	AA	183,505
300	17.733%, 3/01/26, 144A (IF) (4)	No Opt. Call at 100.00	AA	572,823
430	17.695%, 3/01/27, 144A (IF) (4)	No Opt. Call at 100.00	AA	848,665
725	17.733%, 3/01/28, 144A (IF) (4)	No Opt. Call at 100.00	AA	1,458,939
200	17.733%, 3/01/29, 144A (IF) (4)	No Opt. Call at 100.00	AA	410,062
1,870	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/30	12/26 at 100.00	Baa2	2,131,987
350	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,9/01/21 – NPFG Insured	No Opt. Call	A	325,931
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	1,404,500
14,315	Total Colorado			18,043,017
	Florida – 10.5% (7.9% of Total Investments)
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
420	5.000%, 11/15/20	No Opt. Call	BBB	445,385
150	5.000%, 11/15/23	No Opt. Call	BBB	164,892
460	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 5.500%, 11/01/23	No Opt. Call	N/R	489,316
1,270	Brwoard County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A, 5.000%, 4/01/23 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,409,154
1,740	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2017, 5.000%, 10/01/33	10/27 at 100.00	A+	2,036,618
415	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	430,816
1,610	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 4.500%, 6/01/23	No Opt. Call	BBB–	1,665,239
1,000	Florida Mid-Bay Bridge Authority, Revenue Bonds, 1st Senior Lien Series 2015A, 5.000%, 10/01/23	No Opt. Call	BBB+	1,128,680

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,960	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2012A, 5.000%, 10/01/26	10/22 at 100.00	A2	$3,260,203
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	584,345
	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
3,150	3.950%, 12/15/21, 144A (Alternative Minimum Tax)	6/20 at 100.00	Baa2	3,216,623
500	4.200%, 12/15/25, 144A (Alternative Minimum Tax)	6/20 at 100.00	Baa2	509,255
1,400	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/22	No Opt. Call	BBB+	1,534,778
510	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	A–	578,600
305	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24, 144A	No Opt. Call	BBB+	340,691
1,055	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/23	No Opt. Call	N/R	1,052,173
17,445	Total Florida			18,846,768
	Georgia – 1.7% (1.3% of Total Investments)
1,025	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 4.000%, 7/01/22	No Opt. Call	A–	1,090,754
1,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2017B, 5.500%, 2/15/42	2/27 at 100.00	AA–	1,192,620
835	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2012A-2, 3.930%, 7/01/26	8/18 at 100.00	N/R	735,514
2,860	Total Georgia			3,018,888
	Illinois – 12.2% (9.1% of Total Investments)
2,500	Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2015-XF1007, 13.765%, 11/15/25, 144A (IF) (4)	11/22 at 100.00	AA–	3,484,000
550	Hillside, Cook County, Illinois, Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Senior Lien Series 2008, 6.550%, 1/01/20	8/18 at 100.00	N/R	561,517
2,680	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series2006A, 5.000%, 4/01/24	8/18 at 100.00	Baa3	2,681,126
4,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A, 5.000%, 2/01/27	8/25 at 100.00	A1	4,589,438
5,000	Illinois State, General Obligation Bonds, Series 2013, 5.000%, 7/01/23	No Opt. Call	BBB	5,312,348
1,790	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series2014A, 5.000%, 12/01/19	No Opt. Call	AA–	1,873,128
290	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/33 – AGM Insured	11/26 at 100.00	AA	324,803
1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	860,620
2,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/33	3/25 at 100.00	A	2,207,720
19,810	Total Illinois			21,894,700
	Indiana – 1.6% (1.2% of Total Investments)
1,145	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.000%, 3/01/33	3/23 at 100.00	B+	1,161,820
1,500	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.000%, 2/01/25	No Opt. Call	AA+	1,739,625
2,645	Total Indiana			2,901,445

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.6% (1.2% of Total Investments)
$855	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B	$910,139
2,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	8/18 at 100.00	BB–	2,019,440
2,855	Total Iowa			2,929,579
	Kentucky – 2.7% (2.0% of Total Investments)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
1,350	5.000%, 7/01/20	No Opt. Call	BBB+	1,414,949
925	4.250%, 7/01/35	7/25 at 100.00	BBB+	929,505
3,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23	No Opt. Call	Baa3	2,567,670
5,275	Total Kentucky			4,912,124
	Louisiana – 0.6% (0.5% of Total Investments)
1,000	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/22	No Opt. Call	A–	1,108,280
	Maine – 2.4% (1.8% of Total Investments)
1,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	BBB	1,044,560
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
620	5.000%, 7/01/25	7/24 at 100.00	A+	703,855
340	5.000%, 7/01/27	7/24 at 100.00	A+	384,554
1,850	5.000%, 7/01/29	7/24 at 100.00	A+	2,076,977
3,810	Total Maine			4,209,946
	Maryland – 1.3% (1.0% of Total Investments)
615	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/32	9/27 at 100.00	BBB–	704,519
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A:
195	5.000%, 7/01/20	No Opt. Call	Baa1	206,257
275	5.000%, 7/01/22	No Opt. Call	Baa1	303,608
1,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2011A, 5.000%, 9/15/22 (Pre-refunded 9/15/21)	9/21 at 100.00	AAA	1,097,780
2,085	Total Maryland			2,312,164
	Massachusetts – 1.8% (1.4% of Total Investments)
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Covanta Energy Project, Series 2012A, 4.875%, 11/01/27, 144A (Alternative Minimum Tax)	8/18 at 100.00	BB+	1,000,780
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2012C:
420	5.000%, 7/01/29	7/22 at 100.00	BBB	452,991
80	5.000%, 7/01/29 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	89,146
500	5.000%, 7/01/29 (Pre-refunded 7/01/22)	7/22 at 100.00	Baa2 (5)	556,130
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
140	5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	8/18 at 100.00	N/R	141,635
1,000	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/18 at 100.00	N/R	1,011,750
3,140	Total Massachusetts			3,252,432

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 5.8% (4.3% of Total Investments)
$1,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2016-XG0091, 18.290%, 5/01/30 – AGM Insured, 144A (IF) (4)	No Opt. Call	Aa1	$1,991,730
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%,7/01/36 – FGIC Insured	8/18 at 100.00	BBB+	5,011
5	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%,7/01/34 – NPFG Insured	8/18 at 100.00	BBB+	5,013
730	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley Medical Center, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BBB–	772,815
2,020	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 4.125%, 6/01/32 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	2,171,823
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/23 – AGM Insured	No Opt. Call	AA	3,385,860
120	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB–	120,666
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Tender Option Bond Trust 2015-XF0126:
12	17.438%, 12/01/27, 144A (Pre-refunded 12/01/20) (IF) (4)	12/20 at 100.00	N/R (5)	16,358
1,393	17.438%, 12/01/27, 144A (IF) (4)	12/20 at 100.00	AA–	1,898,994
8,285	Total Michigan			10,368,270
	Minnesota – 1.3% (0.9% of Total Investments)
550	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series2016, 5.000%, 1/01/27	1/26 at 100.00	A–	631,659
750	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/20	No Opt. Call	A	794,708
	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A:
205	3.550%, 3/01/21	No Opt. Call	BB+	203,405
100	3.700%, 3/01/22	No Opt. Call	BB+	98,962
500	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.000%, 1/01/19	No Opt. Call	N/R	506,050
2,105	Total Minnesota			2,234,784
	Mississippi – 1.7% (1.3% of Total Investments)
	Mississippi Development Bank Special Obligation Bonds, Marshall County Industrial Development Authority, Mississippi Highway Construction Project, Tender Option Bond Trust 3315:
800	18.108%, 1/01/24, 144A (Pre-refunded 1/01/22) (IF) (4)	1/22 at 100.00	AA– (5)	1,214,888
1,000	18.108%, 1/01/25, 144A (Pre-refunded 1/01/22) (IF) (4)	1/22 at 100.00	AA– (5)	1,518,610
200	18.108%, 1/01/26, 144A (Pre-refunded 1/01/22) (IF) (4)	1/22 at 100.00	AA– (5)	303,722
2,000	Total Mississippi			3,037,220
	Missouri – 2.0% (1.5% of Total Investments)
160	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 4.000%, 11/01/25	11/20 at 100.00	N/R	158,176
3,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	3,372,000
3,160	Total Missouri			3,530,176
	Nebraska – 1.8% (1.4% of Total Investments)
3,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	3,283,500
	Nevada – 1.9% (1.4% of Total Investments)
515	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series2017A, 5.000%, 9/01/47	9/27 at 100.00	BBB+	565,702

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series 2016:
$1,295	5.000%, 6/15/26	No Opt. Call	BBB+	$1,494,585
1,210	5.000%, 6/15/27	6/26 at 100.00	BBB+	1,388,064
3,020	Total Nevada			3,448,351
	New Jersey – 5.5% (4.1% of Total Investments)
615	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A, 5.150%, 8/01/23	No Opt. Call	N/R	369,000
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,000	5.000%, 6/15/24	6/22 at 100.00	BBB+	2,154,720
1,000	5.000%, 6/15/28	6/22 at 100.00	BBB+	1,066,770
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
860	5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	BBB	917,276
500	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	542,840
500	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	547,725
620	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	682,372
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 2016-XF2340, 4.429%, 9/01/25, 144A (IF) (4)	3/25 at 100.00	A–	907,880
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB	1,090,930
1,045	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.250%, 7/01/21	7/18 at 100.00	BB+	1,046,641
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18 (ETM)	No Opt. Call	N/R (5)	70,237
450	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BBB	484,074
9,660	Total New Jersey			9,880,465
	New York – 4.3% (3.2% of Total Investments)
495	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/29	7/25 at 100.00	BBB+	553,326
4,250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	A–	4,854,008
2,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Refunding Series 2015, 5.000%, 11/15/25	No Opt. Call	Aa3	2,355,640
6,745	Total New York			7,762,974
	North Carolina – 0.2% (0.2% of Total Investments)
400	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.250%, 1/01/25 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (5)	408,272
	Ohio – 4.7% (3.5% of Total Investments)
3,500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/30	8/18 at 100.00	B–	3,499,895
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (7)	No Opt. Call	N/R	1,515,000
1,150	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth Bypass Project, Series 2015, 5.000%, 12/31/27 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	1,295,556
2,000	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%,12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	A– (5)	2,039,780
9,650	Total Ohio			8,350,231

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.9% (0.7% of Total Investments)
$1,120	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/36	7/26 at 100.00	AAA	$1,295,202
255	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.250%, 8/15/43	8/28 at 100.00	Baa3	288,538
1,375	Total Oklahoma			1,583,740
	Oregon – 0.6% (0.4% of Total Investments)
965	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/22	No Opt. Call	A–	1,070,166

	Pennsylvania – 4.1% (3.0% of Total Investments)
90	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	91,556
	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University Project, Series 2013:
465	4.000%, 5/01/20	No Opt. Call	BBB+	477,560
480	4.000%, 5/01/21	No Opt. Call	BBB+	497,194
500	4.000%, 5/01/22	No Opt. Call	BBB+	521,300
520	4.000%, 5/01/23	No Opt. Call	BBB+	544,040
2,190	Erie Sewer Authority, Erie County, Pennsylvania, Sewer Revenue Bonds, Series 2012A, 5.000%,6/01/21 – AGM Insured	No Opt. Call	AA	2,364,609
1,700	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/28 (Alternative Minimum Tax)	6/26 at 100.00	BBB	1,917,413
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
370	5.000%, 12/01/20	No Opt. Call	A+	395,079
435	5.000%, 12/01/21	No Opt. Call	A+	474,341
6,750	Total Pennsylvania			7,283,092
	Rhode Island – 1.7% (1.3% of Total Investments)
3,000	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 6.000%, 5/15/29 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (5)	3,120,660
	South Carolina – 2.4% (1.8% of Total Investments)
2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A+	2,096,420
2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/31	6/24 at 100.00	A+	2,173,280
4,000	Total South Carolina			4,269,700
	Tennessee – 8.1% (6.0% of Total Investments)
2,605	Greeneville Health & Educational Facilities Board, Tennessee, Series 2018A, 5.000%, 7/01/37(WI/DD, Settling 6/06/18)	7/28 at 100.00	A–	2,972,149
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,440	5.000%, 1/01/25	1/23 at 100.00	A	1,603,915
2,170	5.000%, 1/01/26	1/23 at 100.00	A	2,410,045
2,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.750%, 7/01/22 (Alternative Minimum Tax)	7/20 at 100.00	A	2,144,480
450	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA	522,189
400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	459,452

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
$1,020	5.000%, 2/01/21	No Opt. Call	A	$1,090,870
1,490	5.000%, 2/01/24	No Opt. Call	A	1,671,989
1,365	5.000%, 2/01/25	No Opt. Call	A	1,545,330
12,940	Total Tennessee			14,420,419
	Texas – 10.3% (7.7% of Total Investments)
500	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/22	No Opt. Call	BBB	540,705
200	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+ (5)	211,986
685	Denton County Fresh Water Supply District 7, Texas, General Obligation Bonds, Refunding Series 2013, 4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	716,003
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	2,070,380
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
230	5.000%, 11/15/22	No Opt. Call	A3	253,242
1,660	5.000%, 11/15/23	No Opt. Call	A3	1,859,316
960	5.000%, 11/15/25	11/24 at 100.00	A3	1,083,178
515	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/19	No Opt. Call	A2	535,281
	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B:
465	4.000%, 8/15/22	8/19 at 100.00	BBB+	471,017
535	4.000%, 8/15/23	8/19 at 100.00	BBB+	540,532
100	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	A3	106,969
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Tender Option Bond Trust 2016-XG0058:
100	17.864%, 8/15/22, 144A (IF) (4)	No Opt. Call	AA–	156,671
155	17.708%, 8/15/24, 144A (IF) (4)	8/23 at 100.00	AA–	258,759
200	17.864%, 8/15/26, 144A (IF) (4)	8/23 at 100.00	AA–	323,694
175	17.677%, 8/15/27, 144A (IF) (4)	8/23 at 100.00	AA–	279,284
3,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior	No Opt. Call	A–	3,511,830
	Lien Series 2008D, 6.250%, 12/15/26
3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	12/22 at 100.00	A3	3,288,330
360	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2011, 6.000%, 5/01/23	5/21 at 100.00	BBB	391,741
1,480	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2016B1, 5.000%, 8/01/26	No Opt. Call	AAA	1,759,898
16,320	Total Texas			18,358,816
	Utah – 2.4% (1.8% of Total Investments)
3,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20) (Pre-refunded 12/17/18)	12/18 at 100.00	N/R (5)	3,053,070
435	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A, 5.000%, 3/01/35	3/27 at 100.00	AA–	503,617
600	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017C, 5.000%, 3/01/34	3/27 at 100.00	AA–	696,648
4,035	Total Utah			4,253,335

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands – 1.1% (0.9% of Total Investments)
$2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	$2,037,380
	Virginia – 1.2% (0.9% of Total Investments)
1,340	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016, 5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	1,508,384
535	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/21	No Opt. Call	BBB	576,484
1,875	Total Virginia			2,084,868
	Washington – 0.4% (0.3% of Total Investments)
700	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A, 5.000%, 4/01/27	10/24 at 100.00	AA–	800,891
	West Virginia – 0.6% (0.4% of Total Investments)
1,035	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 1.900%, 3/01/40 (Mandatory put 4/01/19)	No Opt. Call	A–	1,033,303
	Wisconsin – 0.4% (0.3% of Total Investments)
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 2015-XF0127:
50	16.244%, 4/01/22, 144A (IF) (4)	No Opt. Call	AA–	75,353
100	16.837%, 4/01/23, 144A (IF) (4)	No Opt. Call	AA–	164,230
185	16.557%, 4/01/24, 144A (IF) (4)	4/23 at 100.00	AA–	297,151
100	16.837%, 4/01/25, 144A (IF) (4)	4/23 at 100.00	AA–	160,576
435	Total Wisconsin			697,310
$214,085	Total Long-Term Investments (cost $233,843,750)			236,510,135

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.5% (1.1% of Total Investments)
	MUNICIPAL BONDS – 1.5% (1.1% of Total Investments)
	Illinois – 0.6% (0.4% of Total Investments)
$1,050	Illinois Finance Authority, Revenue Bonds, University of Chicago, Variable Rate Demand Obligation, Tender Option Bond Floater 2015-XM0114, 144A, 1.540%, 7/01/37 (Pre-refunded 7/01/18) (8)	7/18 at 100.00	F1+ (5)	$1,050,000
	Maine – 0.1% (0.1% of Total Investments)
200	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligation, Tender Option Bond Floater 2009-XF0402, 144A, 1.530%, 7/01/39 (Pre-refunded 6/21/18) (8)	6/18 at 100.02	VMIG-1 (5)	200,000
	Washington – 0.8% (0.6% of Total Investments)
1,500	Washington State Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Variable Rate Demand Obligation, Tender Option Bond Floater 2016-XM0424, 144A, 1.540%, 2/01/41 (8)	2/21 at 100.00	VMIG-3	1,500,000
$2,750	Total Short-Term Investments (cost $2,750,000)			2,750,000
	Total Investments (cost $236,593,750) – 133.7%			239,260,135
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (30.7)% (9)			(54,864,510)
	Other Assets Less Liabilities – (3.0)%			(5,450,060)
	Net Assets Applicable to Common Shares – 100%			$178,945,565

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2018

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(8)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(9)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 22.9%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

May 31, 2018

	NID	NIQ
Assets
Long-term investments, at value (cost $807,853,295 and $233,843,750, respectively)	$809,443,807	$236,510,135
Short-term investments, at value (cost approximates value)	—	2,750,000
Cash	4,908,437	2,269,982
Cash collateral at brokers for investments in swaps(1)	309,333	—
Interest rate swaps premiums paid	455	—
Receivable for:
Interest	13,680,440	3,621,416
Investments sold	12,548,836	2,140,000
Other assets	46,483	4,158
Total assets	840,937,791	247,295,691
Liabilities
Floating rate obligations	11,200,000	—
Payable for:
Dividends	2,094,875	425,294
Interest	339,500	106,700
Investments purchased	13,230,010	12,767,461
Variation margin on swap contracts	4,960	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs (liquidation preference $175,000,000 and $55,000,000, respectively)	174,816,979	54,864,510
Accrued expenses:
Management fees	454,854	107,624
Trustees fees	45,193	2,381
Other	171,712	76,156
Total liabilities	202,358,083	68,350,126
Net assets applicable to common shares	$638,579,708	$178,945,565
Common shares outstanding	46,909,660	13,097,144
Net asset value (“NAV”) per common share outstanding	$13.61	$13.66
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$469,097	$130,971
Paid-in surplus	670,092,446	186,877,128
Undistributed (Over-distribution of) net investment income	725,830	(296,529)
Accumulated net realized gain (loss)	(34,585,101)	(10,432,390)
Net unrealized appreciation (depreciation)	1,877,436	2,666,385
Net assets applicable to common shares	$638,579,708	$178,945,565
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in swaps.

See accompanying notes to financial statements.

Statement of Operations

Year Ended May 31, 2018

	NID	NIQ
Investment Income	$37,370,819	$8,421,424
Expenses
Management fees	5,396,453	1,283,623
Interest expense and amortization of offering costs	3,670,924	1,097,892
Custodian fees	107,638	36,192
Trustees fees	24,325	6,997
Professional fees	57,021	36,845
Shareholder reporting expenses	72,071	28,221
Shareholder servicing agent fees	13,667	13,646
Stock exchange listing fees	13,234	6,881
Investor relations expenses	51,439	15,219
Other	87,508	34,698
Total expenses	9,494,280	2,560,214
Net investment income (loss)	27,876,539	5,861,210
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	818,283	77,606
Swaps	1,190,068	—
Change in net unrealized appreciation (depreciation) of:
Investments	(5,412,911)	(3,697,414)
Swaps	(871,136)	—
Net realized and unrealized gain (loss)	(4,275,696)	(3,619,808)
Net increase (decrease) in net assets applicable to common shares from operations	$23,600,843	$2,241,402

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NID		NIQ
	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17
Operations
Net investment income (loss)	$27,876,539	$29,785,368	$5,861,210	$6,480,593
Net realized gain (loss) from:
Investments	818,283	(112,099)	77,606	57,361
Swaps	1,190,068	(2,916,531)	—	(1,252,374)
Change in net unrealized appreciation (depreciation) of:
Investments	(5,412,911)	(20,290,652)	(3,697,414)	(4,290,359)
Swaps	(871,136)	3,129,861	—	1,070,237
Net increase (decrease) in net assets applicable to common shares from operations	23,600,843	9,595,947	2,241,402	2,065,458
Distributions to Common Shareholders
From net investment income	(28,849,441)	(31,326,271)	(5,985,395)	(6,699,189)
Decrease in net assets applicable to common shares from distributions to common shareholders	(28,849,441)	(31,326,271)	(5,985,395)	(6,699,189)
Net increase (decrease) in net assets applicable to common shares	(5,248,598)	(21,730,324)	(3,743,993)	(4,633,731)
Net assets applicable to common shares at the beginning of period	643,828,306	665,558,630	182,689,558	187,323,289
Net assets applicable to common shares at the end of period	$638,579,708	$643,828,306	$178,945,565	$182,689,558
Undistributed (Over-distribution of) net investment income at the end of period	$725,830	$1,889,121	$(296,529)	$(149,900)

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended May 31, 2018

	NID	NIQ
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$23,600,843	$2,241,402
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(165,506,823)	(34,666,460)
Proceeds from sales and maturities of investments	153,114,841	24,073,462
Proceeds from (Purchases of) short-term investments, net	8,106,506	—
Payment-in-kind distributions	(15,033)	—
Premiums received (paid) for interest rate swaps	(455)	—
Taxes paid	(3,287)	(231)
Amortization (Accretion) of premiums and discounts, net	6,249,331	3,115,788
Amortization of deferred offering costs	24,046	11,227
(Increase) Decrease in:
Cash collateral at brokers for investments in swaps	77,752	—
Receivable for interest	562,511	205,799
Receivable for investments sold	11,323,384	(1,257,992)
Other assets	(9,944)	140
Increase (Decrease) in:
Payable for interest	85,390	26,837
Payable for investments purchased	6,359,134	12,767,461
Payable for variation margin on swap contracts	(7,590)	—
Accrued management fees	258	(1,438)
Accrued Trustees fees	10,255	5
Accrued other expenses	36,234	10,775
Net realized (gain) loss from:
Investments	(818,283)	(77,606)
Paydowns	—	(4,685)
Change in net unrealized (appreciation) depreciation of:
Investments	5,412,911	3,697,414
Swaps(1)	657,835	—
Net cash provided by (used in) operating activities	49,259,816	10,141,898
Cash Flows from Financing Activities
Proceeds from borrowings	33,800,000	—
Repayments of borrowings	(33,800,000)	—
Proceeds from AMTP Shares issued, at liquidation preference	175,000,000	55,000,000
(Payments for) VMTP Shares redeemed, at liquidation preference	(175,000,000)	(55,000,000)
(Payments for) deferred offering costs	(191,733)	(141,597)
Increase (Decrease) in cash overdraft	(15,057,504)	(1,657,506)
Cash distribution paid to common shareholders	(29,102,142)	(6,072,813)
Net cash provided by (used in) financing activities	(44,351,379)	(7,871,916)
Net Increase (Decrease) in Cash	4,908,437	2,269,982
Cash at the beginning of period	—	—
Cash at the end of period	$4,908,437	$2,269,982
Supplemental Disclosure of Cash Flow Information	NID	NIQ
Cash paid for interest (excluding amortization of offering costs)	$3,561,488	$1,059,827

(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Offering Costs	Ending NAV	Ending Share Price
NID
Year Ended 5/31:
2018	$13.72	$0.59	$(0.08)	$0.51	$(0.62)	$—	$(0.62)	$—	$13.61	$12.57
2017	14.19	0.63	(0.43)	0.20	(0.67)	—	(0.67)	—	13.72	13.39
2016	13.72	0.68	0.47	1.15	(0.68)	—	(0.68)	—	14.19	13.68
2015	13.69	0.69	0.02	0.71	(0.68)	—	(0.68)	—	13.72	12.48
2014	14.04	0.69	(0.37)	0.32	(0.67)	—	(0.67)	—*	13.69	12.59

NIQ
Year Ended 5/31:
2018	13.95	0.45	(0.28)	0.17	(0.46)	—	(0.46)	—	13.66	12.52
2017	14.30	0.49	(0.33)	0.16	(0.51)	—	(0.51)	—	13.95	13.15
2016	13.69	0.53	0.66	1.19	(0.58)	—	(0.58)	—	14.30	13.53
2015	13.87	0.58	(0.16)	0.42	(0.60)	—	(0.60)	—	13.69	12.49
2014	14.12	0.60	(0.27)	0.33	(0.58)	—	(0.58)	—	13.87	12.92

	AMTP Shares at the End of Period		VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NID
Year Ended 5/31:
2018	$175,000	$464,903	$—	$—
2017	—	—	175,000	467,902
2016	—	—	175,000	480,319
2015	—	—	175,000	467,650
2014	—	—	175,000	466,985

NIQ
Year Ended 5/31:
2018	55,000	425,356	—	—
2017	—	—	55,000	432,163
2016	—	—	55,000	440,588
2015	—	—	55,000	426,080
2014	—	—	55,000	430,313

			Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns				Ratios to Average Net Assets(b)
Based on NAV	(a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

3.75%		(1.56)%	$638,580	1.48%		4.35%		19%
1.49		2.84	643,828	1.32		4.61		19
8.66		15.59	665,559	1.20		4.96		10
5.29		4.62	643,387	1.23		5.01		18
2.66		2.47	642,224	1.28		5.33		19

1.21		(1.37)	178,946	1.41		3.24		10
1.20		1.06	182,690	1.28		3.55		8
8.85		13.26	187,323	1.20		3.83		7
3.01		1.27	179,344	1.16		4.17		15
2.70		3.64	181,672	1.21		4.57		13

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NID
Year Ended 5/31:
2018	0.57%
2017	0.42
2016	0.30
2015	0.33
2014	0.36

NIQ
Year Ended 5/31:
2018	0.61%
2017	0.47
2016	0.38
2015	0.33
2014	0.36

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Intermediate Duration Municipal Term Fund (NID)
•	Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. NID and NIQ were organized as Massachusetts business trusts on September 11, 2012 and December 11, 2012, respectively. NID and NIQ each have a term of ten years and intend to liquidate and distribute their net assets to shareholders on or before March 31, 2023 and June 30, 2023, respectively.

The end of the reporting period for the Funds is May 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2018 (the “current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
NID seeks to provide a high level of current income exempt from regular federal income tax with a secondary objective of seeking additional total return. The Fund will seek to achieve its investment objectives by investing in municipal securities that the Sub-Adviser believes are underrated or undervalued, based upon its bottom-up, research-driven investment strategy. The Fund also will seek to reduce the risk of rising interest rates by maintaining a portfolio with an intermediate duration of between three and ten years (including the effects of leverage). The Fund’s portfolio will be actively managed, with the goal of capitalizing on historically favorable municipal credit spreads (the difference between yields on municipal securities across all debt rating categories) currently available in the market. Under normal circumstances, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in municipal securities and other related investments, the income from which is exempt from regular federal income tax. The Fund will invest at least 50% of its managed assets in investment grade municipal securities; it also may invest in below investment grade securities, which are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt.

NIQ seeks to provide current income exempt from regular federal income tax with a secondary objective of seeking additional total return. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of primarily investment grade quality municipal securities (at least 80% of managed assets), the income from which is exempt from regular federal income tax. The Fund also will seek to reduce the risk of rising interest rates by maintaining a portfolio with an intermediate duration of between three and ten years (including the effects of leverage). The Fund will emphasize the purchase of municipal securities that the Sub-Adviser believes are underrated or undervalued. The Fund’s portfolio will be actively managed, seeking to capitalize on favorable relative value opportunities, with the goal of outperforming broad municipal market benchmarks over the life of the Fund.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NID	NIQ
Outstanding when-issued/delayed delivery purchase commitments	$575,000	$12,767,461

Investment Income
Dividend income is recorded on the ex-dividend date. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NID	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$809,443,807	$—	$809,443,807
Investments in Derivatives:
Interest Rate Swaps**	—	286,924	—	286,924
Total	$—	$809,730,731	$—	$809,730,731

NIQ
Long-Term Investments*:
Municipal Bonds	$—	$236,510,135	$—	$236,510,135
Short-Term Investments*:
Municipal Bonds	—	2,750,000	—	2,750,000
Total	$—	$239,260,135	$—	$239,260,135

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment

Notes to Financial Statements (continued)

Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NID	NIQ
Floating rate obligations: self-deposited Inverse Floaters	$11,200,000	$—
Floating rate obligations: externally-deposited Inverse Floaters	185,060,000	48,320,000
Total	$196,260,000	$48,320,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NID	NIQ
Average floating rate obligations outstanding	$11,200,000	$—
Average annual interest rate and fees	1.69%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NID	NIQ
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$11,200,000	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	175,250,000	48,320,000
Total	$186,450,000	$48,320,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swaps Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, NID continue to used duration shortening forward interest rate swap contracts to help maintain the Fund’s ten-year duration mandate.

Notes to Financial Statements (continued)

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

NID
Average notional amount of interest rate swap contracts outstanding*	$10,480,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by NID as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
NID
Interest rate	Swaps (OTC Cleared)	—	$ —	Payable for variation margin on swap contracts**	$ 286,924

**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above. Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NID	Interest rate	Swaps	$1,190,068	$(871,136)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions
The Funds did not have any transactions in common shares during current and prior fiscal period.

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares
The Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NID and NIQ had $174,816,979 and $54,864,510 AMTP Shares outstanding, at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NID	2023	1,750	$175,000,000
NIQ	2023	550	$55,000,000

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and each Fund. From time-to-time the majority owner may propose to each Fund an adjustment to the dividend rate. Should the majority owner and the Funds fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Funds will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fail to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NID	360-day	2023	March 31, 2023*	August 31, 2018
NIQ	360-day	2023	June 30, 2023*	August 31, 2018

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	NID	NIQ
Average liquidation preference of AMTP Shares outstanding	$175,000,000	$55,000,000
Annualized dividend rate	2.29%	2.29%

* For the period February 26, 2018 through May 31, 2018

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

NID and NIQ incurred offering costs of $191,733 and $141,597, respectively, in connection with their offering of AMTP Shares were recorded as deferred charges which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares

The Funds had issued and had outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation preference per share. VMTP Shares were issued via private placement and were not publicly available.

Notes to Financial Statements (continued)

On February 26, 2018, the Funds redeemed all of its outstanding Series 2018 VMTP Shares. Each Fund’s VMTP Shares were redeemed at their $100,000 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of AMTP Shares (as described above in Adjustable Rate MuniFund Term Preferred Shares).

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NID*	NIQ*
Average liquidation preference of VMTP Shares outstanding	$175,000,000	$55,000,000
Annualized dividend rate	1.86%	1.86%

* For the period June 1, 2017 through February 25, 2018.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with NID’s and NIQ’s redemption of VMTP Shares, the remaining deferred cost of $5,636 and $2,458, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Preferred Share Transactions

Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	May 31, 2018
NID	Series	Shares	Amount
AMTP Shares issued	2023	1,750	$175,000,000

	Year Ended
	May 31, 2018
NID	Series	Shares	Amount
AMTP Shares issued	2023	550	$55,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	May 31, 2018
NID	Series	Shares	Amount
VMTP Shares redeemed	2018	(1,750)	$(175,000,000)

	Year Ended
	May 31, 2018
NID	Series	Shares	Amount
VMTP Shares redeemed	2018	(550)	$(55,000,000)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NID	NIQ
Purchases	$165,506,823	$34,666,460
Sales and maturities	153,114,841	24,073,462

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NID	NIQ
Tax cost of investments	$796,100,641	$236,394,663
Gross unrealized:
Appreciation	$23,256,570	$5,235,668
Depreciation	(21,113,408)	(2,370,196)
Net unrealized appreciation (depreciation) of investments	$2,143,162	$2,865,472

	NID	NIQ
Tax cost of swaps	$455	$—
Net unrealized appreciation (depreciation) of swaps	286,924	—

Permanent differences, primarily due to taxable market discount, treatment of notional principal contracts, federal taxes paid, paydowns and nondeductible offering costs, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2018, the Funds’ tax year end, as follows:

	NID	NIQ
Paid-in surplus	$(5,421)	$(9,919)
Undistributed (Over-distribution of) net investment income	(190,389)	(22,444)
Accumulated net realized gain (loss)	195,810	32,363

Notes to Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2018, the Funds’ tax year end, were as follows:

	NID	NIQ
Undistributed net tax-exempt income[1]	$2,199,190	$50,417
Undistributed net ordinary income[2]	506,759	12,518
Undistributed net long-term capital gains	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2018, and paid on June 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2018 and May 31, 2017 was designated for purposes of the dividends paid deduction as follows:

2018	NID	NIQ
Distributions from net tax-exempt income[3]	$32,221,620	$7,123,805
Distributions from net ordinary income[2]	281,458	13,097
Distributions from net long-term capital gains	—	—

2017	NID	NIQ
Distributions from net tax-exempt income	$34,062,678	$7,605,351
Distributions from net ordinary income[2]	84,437	—
Distributions from net long-term capital gains	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year May 31, 2018 as Exempt Interest Dividends.

As of May 31, 2018, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NID	NIQ
Not subject to expiration:
Short-term	$15,740,426	$7,107,520
Long-term	18,833,190	3,324,870
Total	$34,573,616	$10,432,390

During the Funds’ tax year ended May 31, 2018, the Funds utilized capital loss carryforwards as follows:

	NID	NIQ
Utilized capital loss carryforwards	$2,204,161	$109,969

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Average Daily Managed Assets*	NID Fund-Level Fee Rate	NIQ Fund-Level Fee Rate
For the first $125 million	0.4000%	0.3000%
For the next $125 million	0.3875	0.2875
For the next $250 million	0.3750	0.2750
For the next $500 million	0.3625	0.2625
For the next $1 billion	0.3500	0.2500
For the next $3 billion	0.3250	0.2250
For managed assets over $5 billion	0.3125	0.2125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $23billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2018, the complex-level fee for each Fund was 0.1591%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% (1.25% prior to July 27, 2017) per annum or (b) the Fed Funds rate plus 1.00% (1.25% prior to July 27, 2017) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

NID
Maximum Outstanding Balance	$25,800,000

During the current fiscal period, and during the Fund’s utilization period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

NID
Average daily balance outstanding	$7,780,392
Average annual interest rate	2.60%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable. NIQ did not utilize this facility during the current period.

Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

10. Subsequent Events

Borrowing Arrangements
On July 11, 2018, the Funds renewed the standby credit facility through July 2019. In conjunction with this renewal, the amount of the facility decreased to $2.65 billion, while all other terms remained unchanged.

Additional Fund Information (Unaudited)

Board of Trustees Margo Cook* Judith M. Stockdale	Jack B. Evans Carole E. Stone	William C. Hunter Terence J. Toth	Albin F. Moschner Margaret L Wolff	John K. Nelson Robert L. Young	William J. Schneider

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601		Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NID	NIQ
Common shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Glossary of Terms Used in this Report (Unaudited) (continued)

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Intermediate Duration Municipal Yield Index: An unleveraged, market value-weighted index that tracks both the investment grade municipal bond market and the high yield municipal bond market in the duration ranges of short duration: 1 to 12 years maturity range and long duration: 1 to 17 years maturity range. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume investment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•	Fund Rationalizations - continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•	Product Innovations - developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•	Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

••	Leverage Management Services - continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••	Capital Management Services - continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics - continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

••	Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 (or for such shorter periods available for Nuveen Intermediate Duration Quality Municipal Term Fund, which did not exist for part of the foregoing time frame) as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For Nuveen Intermediate Duration Municipal Term Fund, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one- and three-year periods and the third quartile in the five-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board further recognized that the Fund outperformed its primary benchmark in the one-, three- and five-year periods. The Board was satisfied with the overall performance of the Fund.

For Nuveen Intermediate Duration Quality Municipal Term Fund, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-year period and second quartile in the three-year period. In its review, the Board noted, however, that the Performance Peer Group was classified as low for relevancy. The Board further recognized that the Fund also outperformed its benchmark over such periods. The Board was satisfied with the overall performance of the Fund.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net manage-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

ment fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below the respective peer averages.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Overseen by Board Member

Independent Board Members:

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	171

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	171

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	171

■	ALBIN F. MOSCHNER 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	171

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	171

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	171

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	171

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	171

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	171

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	ROBERT L. YOUNG(2) 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	169

Interested Board Member:

■	MARGO L. COOK(3)(4) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	171

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	171

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	171

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	171

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.	75
■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	171
■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016- 2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	171

■	WILLIAM T. MEYERS 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.	75

■	MICHAEL A. PERRY 1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	75

■	CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	171

■	WILLIAM A. SIFFERMANN 1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	171
■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	171

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	MARK L. WINGET 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.	171

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	171

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Notes

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-C-0518D 543892-INV-Y-07/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Intermediate Duration Quality Municipal Term Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
May 31, 2018	$27,900	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2017	$27,150	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2018	$ 0	$ 0	$ 0	$ 0
May 31, 2017	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	16	$7.42 billion
	Other Pooled Investment Vehicles	12	$3.49 billion
	Other Accounts	18	$1.84 billion
*	Assets are as of May 31, 2018. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF REGISTRANT’S SECURITIES AS OF MAY 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Intermediate Duration Quality Municipal Term Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: August 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2018